UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUND, INC.

WESTERN ASSET CORE BOND PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2011

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES - 34.5%
FHLMC - 1.9%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/13-5/1/29	$327,015	$355,104
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/13-8/1/35	14,102,514	15,360,486
Federal Home Loan Mortgage Corp. (FHLMC)	9.300%	4/15/19	45,356	50,896
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	9/1/20-8/1/33	7,200,304	7,778,353
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/24-5/1/32	1,314,630	1,514,320
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	6/1/32-9/1/39	2,071,760	2,322,772
Federal Home Loan Mortgage Corp. (FHLMC)	2.734%	10/1/35	1,214,932	1,271,365	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.882%	8/1/37	5,962,561	6,336,936	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	10/13/41	5,000,000	5,132,812	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	10/13/41	800,000	837,250	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	10/13/41	2,200,000	2,379,094	(b)
Federal Home Loan Mortgage Corp. (FHLMC), IO	10.000%	3/1/21	28,589	6,619
Federal Home Loan Mortgage Corp. (FHLMC), PO	0.000%	7/15/22	5,482	5,342

Total FHLMC				43,351,349

FNMA - 24.9%
Federal National Mortgage Association (FNMA)	7.000%	12/1/11-2/1/33	4,941,072	5,688,294
Federal National Mortgage Association (FNMA)	8.000%	5/1/15	4,184	4,222
Federal National Mortgage Association (FNMA)	4.500%	7/1/18-3/1/38	4,879,262	5,207,319
Federal National Mortgage Association (FNMA)	4.000%	8/1/20-9/1/20	2,607,241	2,772,891
Federal National Mortgage Association (FNMA)	5.000%	8/1/20-1/1/39	24,690,206	26,714,729
Federal National Mortgage Association (FNMA)	7.500%	6/1/25-5/1/28	284,141	330,103
Federal National Mortgage Association (FNMA)	6.000%	1/1/26-12/1/39	46,310,409	51,012,699
Federal National Mortgage Association (FNMA)	3.500%	10/18/26-10/13/41	67,350,000	70,053,454	(b)
Federal National Mortgage Association (FNMA)	6.500%	7/1/28-9/30/41	22,874,404	25,637,581
Federal National Mortgage Association (FNMA)	5.500%	11/1/33-7/1/41	106,340,022	115,963,421
Federal National Mortgage Association (FNMA)	2.853%	6/1/35	4,047,039	4,291,051	(a)
Federal National Mortgage Association (FNMA)	4.391%	7/1/35	1,426,024	1,508,539	(a)
Federal National Mortgage Association (FNMA)	2.378%	8/1/35	541,540	568,814	(a)
Federal National Mortgage Association (FNMA)	2.689%	9/1/35	1,160,735	1,198,917	(a)
Federal National Mortgage Association (FNMA)	2.705%	9/1/35	2,492,028	2,626,873	(a)
Federal National Mortgage Association (FNMA)	2.263%	10/1/35	5,476,187	5,643,415	(a)
Federal National Mortgage Association (FNMA)	2.643%	10/1/35	889,086	938,445	(a)
Federal National Mortgage Association (FNMA)	2.659%	10/1/35	803,654	832,392	(a)
Federal National Mortgage Association (FNMA)	2.785%	10/1/35	1,100,588	1,160,911	(a)
Federal National Mortgage Association (FNMA)	3.478%	10/1/35	980,152	1,034,538	(a)
Federal National Mortgage Association (FNMA)	2.202%	11/1/35	2,499,385	2,591,962	(a)
Federal National Mortgage Association (FNMA)	2.235%	11/1/35	4,269,448	4,421,383	(a)
Federal National Mortgage Association (FNMA)	2.260%	11/1/35	4,262,444	4,420,627	(a)
Federal National Mortgage Association (FNMA)	5.499%	2/1/37	13,142,354	13,967,267	(a)
Federal National Mortgage Association (FNMA)	6.500%	10/1/41	11,100,000	12,432,000	(c)
Federal National Mortgage Association (FNMA)	4.000%	10/13/41	95,000,000	99,571,875	(b)
Federal National Mortgage Association (FNMA)	4.500%	10/13/41	46,900,000	49,750,638	(b)
Federal National Mortgage Association (FNMA)	5.000%	10/13/41	3,100,000	3,334,437	(b)
Federal National Mortgage Association (FNMA)	6.000%	10/13/41	56,900,000	62,412,187	(b)
Federal National Mortgage Association (FNMA), IO	9.500%	2/1/17	4,952	834
Federal National Mortgage Association (FNMA), IO	1,009.500%	2/25/20	3	64
Federal National Mortgage Association (FNMA), IO PAC	1,009.250%	8/25/21	202	4,232
Federal National Mortgage Association (FNMA), PO PAC	0.000%	5/25/22	32,704	32,023

Total FNMA				576,128,137

GNMA - 7.7%
Government National Mortgage Association (GNMA)	8.000%	10/15/16-7/15/17	60,429	67,149
Government National Mortgage Association (GNMA)	7.500%	10/15/22-8/15/32	116,847	136,648

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
GNMA - 7.7% (continued)
Government National Mortgage Association (GNMA)	7.000%	6/15/23-5/15/32	$167,374	$194,188
Government National Mortgage Association (GNMA)	6.500%	10/15/23-10/20/37	28,747,310	33,145,102
Government National Mortgage Association (GNMA)	6.000%	3/15/26-11/20/40	12,865,849	14,411,243
Government National Mortgage Association (GNMA)	5.500%	1/15/33	92,385	102,666
Government National Mortgage Association (GNMA)	4.500%	3/15/40-4/20/41	26,080,682	28,323,350
Government National Mortgage Association (GNMA)	5.000%	7/20/40-11/20/40	13,427,373	14,767,869
Government National Mortgage Association (GNMA)	4.000%	10/20/41	34,000,000	36,361,921	(b)
Government National Mortgage Association (GNMA)	4.500%	10/20/41	36,100,000	39,219,264	(b)
Government National Mortgage Association (GNMA)	5.000%	10/20/41	3,800,000	4,173,469	(b)
Government National Mortgage Association (GNMA)	5.500%	10/20/41	900,000	996,188	(b)
Government National Mortgage Association (GNMA)	6.000%	10/20/41	5,800,000	6,464,031	(b)

Total GNMA				178,363,088

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $780,428,706)				797,842,574

ASSET-BACKED SECURITIES - 2.0%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	1,530,000	1,640,663	(d)
AESOP Funding II LLC, 2010-5A A	3.150%	3/20/17	2,030,000	2,091,408	(d)
Amortizing Residential Collateral Trust, 2002-BC1M A	0.515%	1/1/32	1,351,649	874,179	(a)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.270%	7/25/32	1,819,725	1,387,129	(a)
Asset-Backed Funding Certificates, 2002-SB1 AII1	0.665%	12/25/30	864,047	764,151	(a)
Bayview Financial Acquisition Trust, 2005-B M1	0.687%	4/28/39	610,000	438,021	(a)
Brazos Student Loan Finance Corp., 2009-1 AS	2.753%	12/27/39	5,900,000	6,083,799	(a)
CDC Mortgage Capital Trust, 2002-HE1 A	0.855%	1/25/33	339,582	250,557	(a)
CIT Group Home Equity Loan Trust, 2002-1 AV	0.815%	3/25/33	94,974	92,392	(a)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.855%	9/25/33	406,725	329,292	(a)
Education Funding Capital Trust, 2004-1 A5	1.722%	6/15/43	4,800,000	4,452,000	(a)
Equity One ABS Inc., 2003-3 AF4	4.995%	12/25/33	4,068,582	3,945,992
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/27	197,846	19,090	(a)
Greenpoint Manufactured Housing, 2000-6 A3	2.215%	11/22/31	1,800,000	1,491,523	(a)
Greenpoint Manufactured Housing, 2001-2 IA2	3.706%	2/20/32	1,750,000	1,144,699	(a)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.687%	3/13/32	2,400,000	1,524,764	(a)
GSAMP Trust, 2006-S4 A1	0.325%	5/25/36	1,429,415	124,818	(a)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	4,060,000	4,396,162	(d)
Long Beach Mortgage Loan Trust, 2000-1 AV1	0.751%	1/21/31	118,869	83,029	(a)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.395%	10/25/36	2,900,274	822,547	(a)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.015%	1/25/31	469,090	225,192	(a)
RAAC Series, 2007-SP3 A1	1.435%	9/25/47	518,580	403,052	(a)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.915%	3/25/33	111,635	75,017	(a)
Residential Asset Securities Corp., 2001-KS2 AII	0.695%	6/25/31	202,353	142,794	(a)
Residential Asset Securities Corp., 2001-KS3 AII	0.695%	9/25/31	81,989	61,415	(a)
SACO I Trust, 2005-10 1A	0.755%	6/25/36	1,973,007	1,180,985	(a)
SACO I Trust, 2005-8 A1	0.795%	11/25/35	509,564	381,189	(a)
SLM Student Loan Trust, 2006-5 A5	0.363%	1/25/27	6,030,000	5,692,322	(a)
SLM Student Loan Trust, 2011-A A3	2.729%	1/15/43	3,125,000	3,101,583	(a)(d)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 2.0% (continued)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	$2,011,373	$1,921,439

TOTAL ASSET-BACKED SECURITIES (Cost - $49,414,719)				45,141,203

COLLATERALIZED MORTGAGE OBLIGATIONS - 18.0%
American Home Mortgage Assets, 2006-4 1A12	0.445%	10/25/46	666,830	332,040	(a)
Banc of America Commercial Mortgage Inc., 2006-3 A4	5.889%	7/10/44	10,400,000	11,208,787	(a)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	5.274%	11/25/34	9,293,374	8,628,358	(a)
Bear Stearns Mortgage Funding Trust, 2007-AR5 1A1A	0.405%	11/25/36	6,018,816	3,482,686	(a)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.635%	5/25/35	1,010,500	947,502	(a)(d)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.495%	6/25/35	6,607,716	4,055,439	(a)
Countrywide Alternative Loan Trust, 2005-56 3A1	0.525%	11/25/35	614,222	293,822	(a)
Countrywide Alternative Loan Trust, 2006-0A2 A1	0.441%	5/20/46	1,000,393	493,575	(a)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-3 1A2	0.525%	4/25/35	7,544,390	4,451,175	(a)
Countrywide Home Loans, 2005-09 2A1	0.455%	5/25/35	4,408,939	2,393,833	(a)
Countrywide Home Loans, 2005-R3 AF	0.635%	9/25/35	1,198,167	1,004,115	(a)(d)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.535%	5/25/35	7,378,874	4,703,995	(a)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.595%	2/15/39	4,180,000	4,472,926	(a)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.685%	6/25/34	1,072,622	854,884	(a)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR6 2A1A	0.520%	10/19/45	2,526,302	1,630,367	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	9,898,259	10,475,923
Federal Home Loan Mortgage Corp. (FHLMC), 3754 MB	4.000%	1/15/39	13,800,000	14,624,648
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	7,681,592	9,238,688
Federal Home Loan Mortgage Corp. (FHLMC), 3871 JB	5.500%	6/15/41	4,900,000	5,723,424
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.411%	4/25/20	18,256,484	1,377,200	(a)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.841%	6/25/20	22,709,085	2,302,501	(a)
Federal National Mortgage Association (FNMA)	6.500%	9/30/41	12,100,000	13,763,750
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.265%	10/25/40	6,364,742	898,133	(a)
Federal National Mortgage Association (FNMA), 2010-123 PM	4.000%	7/25/40	6,500,000	6,810,335
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.445%	7/25/41	7,734,864	1,085,771	(a)
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	4,659,917	726,151
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	2,002,221	216,562
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	1,001,246	105,279	(a)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	894,092	103,974	(a)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	848,660	92,839
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	5,217,515	800,100
Federal National Mortgage Association (FNMA), Grantor Trust, 2011-T2 A1	2.500%	8/25/51	1,496,415	1,530,645
Federal National Mortgage Association (FNMA) STRIP, 407 40, IO	6.000%	1/25/38	2,978,638	459,341

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 18.0% (continued)
FFCA Secured Lending Corp., 1999-1A, IO	0.860%	11/18/11	$200,893	$782	(a)(d)(e)
FHLMC Multi-Family Structured Pass-Through Certificates, K006 AX1, IO	1.229%	1/25/20	18,327,534	1,176,234	(a)
FHLMC Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.455%	4/25/21	25,771,017	2,225,585	(a)
FHLMC Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.094%	5/25/18	15,826,400	1,707,510	(a)
FHLMC Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.414%	6/25/46	13,576,417	1,164,857	(a)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.605%	2/25/37	3,035,295	1,597,476	(a)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	1,330,000	1,392,021
Government National Mortgage Association (GNMA), 2005-13 SD, IO	6.570%	2/20/35	1,578,872	281,367	(a)
Government National Mortgage Association (GNMA), 2005-81 SD, IO, PAC	6.070%	12/20/34	2,733,508	317,758	(a)
Government National Mortgage Association (GNMA), 2005-82 NS, IO	6.070%	7/20/34	1,700,359	267,698	(a)
Government National Mortgage Association (GNMA), 2006-47 SA, IO	6.571%	8/16/36	4,897,586	1,083,029	(a)
Government National Mortgage Association (GNMA), 2008-60 SH, IO	5.921%	7/16/38	1,533,655	218,597	(a)
Government National Mortgage Association (GNMA), 2009-010 ST, IO	6.221%	3/16/34	1,685,002	194,930	(a)
Government National Mortgage Association (GNMA), 2009-035 SP, IO, PAC	6.171%	5/16/37	3,746,920	445,242	(a)
Government National Mortgage Association (GNMA), 2009-061 SA, IO	6.470%	8/20/39	6,608,467	885,421	(a)
Government National Mortgage Association (GNMA), 2009-061 WQ, IO	6.021%	11/16/35	4,474,475	660,755	(a)
Government National Mortgage Association (GNMA), 2009-068 SL, IO	6.521%	4/16/39	1,977,614	254,570	(a)
Government National Mortgage Association (GNMA), 2009-087 KI, IO	6.070%	9/20/35	1,880,578	273,651	(a)
Government National Mortgage Association (GNMA), 2009-087 SI, IO	6.520%	2/20/35	2,186,702	393,923	(a)
Government National Mortgage Association (GNMA), 2009-087 TS, IO	5.870%	7/20/35	3,926,355	596,425	(a)
Government National Mortgage Association (GNMA), 2009-106 PD	4.500%	4/20/38	3,000,000	3,362,867
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.320%	11/20/38	2,144,576	322,298	(a)
Government National Mortgage Association (GNMA), 2010-014 SA, IO	7.770%	12/20/32	2,016,177	279,837	(a)
Government National Mortgage Association (GNMA), 2010-014 SC, IO	4.579%	8/20/35	3,939,665	664,211	(a)
Government National Mortgage Association (GNMA), 2010-014 SH, IO	5.771%	2/16/40	2,142,341	386,453	(a)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.270%	3/20/39	2,121,388	320,341	(a)
Government National Mortgage Association (GNMA), 2010-039 SP, IO	6.320%	11/20/38	724,715	105,238	(a)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.250%	4/20/40	1,081,619	173,571	(a)
Government National Mortgage Association (GNMA), 2010-042 PC	5.000%	7/20/39	5,000,000	5,729,769
Government National Mortgage Association (GNMA), 2010-047 AS, IO	6.210%	4/20/40	1,497,626	251,232	(a)
Government National Mortgage Association (GNMA), 2010-047 VS, IO	6.021%	11/16/37	3,142,672	423,348	(a)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 18.0% (continued)
Government National Mortgage Association (GNMA), 2010-047 XN, IO	6.321%	4/16/34	$2,994,767	$283,287	(a)
Government National Mortgage Association (GNMA), 2010-050 QS, IO	6.320%	12/20/38	89,648	13,348	(a)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.270%	5/20/40	4,034,283	661,409	(a)
Government National Mortgage Association (GNMA), 2010-059 LB	4.500%	10/20/39	2,900,000	3,247,142
Government National Mortgage Association (GNMA), 2010-059 PB	4.500%	7/20/39	6,700,000	7,464,004
Government National Mortgage Association (GNMA), 2010-060 S, IO	6.270%	5/20/40	5,804,000	1,020,250	(a)
Government National Mortgage Association (GNMA), 2010-062 SB, IO	5.520%	5/20/40	2,584,215	332,685	(a)
Government National Mortgage Association (GNMA), 2010-068 SD, IO	6.350%	6/20/40	6,332,736	1,119,631	(a)
Government National Mortgage Association (GNMA), 2010-069 SP, IO	6.420%	6/20/38	3,100,000	464,325	(a)
Government National Mortgage Association (GNMA), 2010-076 SH, IO	6.270%	5/20/40	1,279,026	214,964	(a)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.420%	1/20/40	1,458,564	236,225	(a)
Government National Mortgage Association (GNMA), 2010-085 JS, IO	6.340%	4/20/40	1,340,043	203,728	(a)
Government National Mortgage Association (GNMA), 2010-086 PB	4.500%	10/20/39	17,505,000	19,699,395
Government National Mortgage Association (GNMA), 2010-087 SK, IO	6.271%	7/16/40	5,868,164	1,030,237	(a)
Government National Mortgage Association (GNMA), 2010-101 NI, IO	5.000%	11/20/36	5,541,124	673,388
Government National Mortgage Association (GNMA), 2010-107 SG, IO	5.920%	2/20/38	2,427,912	399,867	(a)
Government National Mortgage Association (GNMA), 2010-109 SB, IO	6.370%	8/20/40	1,209,608	245,320	(a)
Government National Mortgage Association (GNMA), 2010-115 SP, IO	5.170%	9/20/40	6,578,570	795,166	(a)
Government National Mortgage Association (GNMA), 2010-117 PS, IO	5.770%	10/20/39	10,858,490	1,769,135	(a)
Government National Mortgage Association (GNMA), 2010-134 DJ	2.250%	3/25/39	6,506,568	6,525,273
Government National Mortgage Association (GNMA), 2010-146 GS, IO	5.870%	6/20/39	4,841,513	921,336	(a)
Government National Mortgage Association (GNMA), 2010-147 S, IO	6.420%	11/20/40	750,254	166,137	(a)
Government National Mortgage Association (GNMA), 2010-151 SA, IO	5.820%	11/20/40	2,604,404	427,017	(a)
Government National Mortgage Association (GNMA), 2010-151 SM, IO	5.851%	11/16/40	2,368,305	417,499	(a)
Government National Mortgage Association (GNMA), 2010-160 SW, IO	6.320%	10/20/38	3,350,383	531,767	(a)
Government National Mortgage Association (GNMA), 2010-167 US, IO	6.400%	11/20/38	1,687,030	252,329	(a)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.601%	12/20/60	4,269,339	4,217,680	(a)
Government National Mortgage Association (GNMA), 2011-04 PS, IO	5.950%	9/20/40	2,925,166	420,979	(a)
Government National Mortgage Association (GNMA), 2011-11 SA, IO	5.770%	1/20/41	92,223	13,269	(a)
Government National Mortgage Association (GNMA), 2011-32 S, IO	5.771%	3/16/41	1,229,817	204,991	(a)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 18.0% (continued)
Government National Mortgage Association (GNMA), 2011-40 SA, IO	5.901%	2/16/36	$7,929,329	$1,309,171	(a)
Government National Mortgage Association (GNMA), 2011-70 BS, IO	6.471%	12/16/36	3,392,421	694,501	(a)
Government National Mortgage Association (GNMA), 2011-81 SA, IO	5.170%	6/20/41	5,390,587	860,794	(a)
Government National Mortgage Association (GNMA), 2011-H08 FG	0.681%	3/20/61	4,167,733	4,136,475	(a)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.701%	3/20/61	2,749,359	2,726,746	(a)
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.455%	6/25/45	4,925,981	3,068,935	(a)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.495%	10/25/45	933,317	559,454	(a)
Greenwich Capital Commercial Funding Corp., 2006-GG7	6.074%	7/10/38	1,960,000	2,110,377	(a)
Greenwich Capital Commercial Funding Corp., 2007-GG11 A4	5.736%	12/10/49	1,800,000	1,868,567
GS Mortgage Securities Corp. II, 2005-GG4 AABA	4.680%	7/10/39	7,769,920	7,933,811
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.585%	3/25/35	11,102,930	8,962,307	(a)(d)
GSR Mortgage Loan Trust, 2005-4F 1A1	4.500%	4/25/20	2,461,074	2,519,143
Harborview Mortgage Loan Trust, 2005-9 2A1A	0.571%	6/20/35	712,991	544,916	(a)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.235%	11/25/47	27,160,074	16,802,797	(a)
Impac Secured Assets Corp., 2006-2 2A1	0.585%	8/25/36	1,943,691	1,676,247	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 A4	5.794%	2/12/51	4,530,000	4,883,286	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C4 XA, IO	1.811%	7/15/46	39,472,898	3,166,832	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C5 A3	4.171%	8/15/46	860,000	868,598	(c)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.879%	3/15/36	2,627,953	1,083	(a)(d)(e)
LB-UBS Commercial Mortgage Trust, 2005-C3 AAB	4.664%	7/15/30	9,140,075	9,348,980
LB-UBS Commercial Mortgage Trust, 2005-C5 A4	4.954%	9/15/30	2,010,000	2,171,916
LB-UBS Commercial Mortgage Trust, 2007-C1 A4	5.424%	2/15/40	815,000	860,158
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	2,450,000	2,621,865	(a)
Luminent Mortgage Trust, 2007-2 2A1	0.465%	5/25/37	239,979	122,285	(a)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.524%	12/25/34	124,043	91,727	(a)
MASTR Adjustable Rate Mortgages Trust, 2007-3 22A2	0.445%	6/25/47	21,548,372	14,535,217	(a)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	740,219	742,227	(d)
Merrill Lynch Mortgage Investors Inc., 1998-C1 A3	6.720%	11/15/26	1,737,373	1,884,843	(a)
Merrill Lynch Mortgage Investors Inc., 2005-A3 A1	0.505%	4/25/35	486,658	357,095	(a)
Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	2.804%	3/25/36	1,386,196	761,935	(a)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-5 A4	5.378%	8/12/48	150,000	151,976
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	6.166%	8/12/49	250,000	262,727	(a)
MLCC Mortgage Investors Inc., 2003-B A1	0.575%	4/25/28	1,481,072	1,266,197	(a)
MLCC Mortgage Investors Inc., 2006-1 1A	1.868%	2/25/36	383,418	296,659	(a)
Morgan Stanley Capital I, 2006-IQ11 A4	5.898%	10/15/42	260,000	283,341	(a)
Morgan Stanley Capital I, 2007-IQ15 A4	6.080%	6/11/49	1,000,000	1,060,183	(a)
Morgan Stanley Capital I, 2007-IQ16 A4	5.809%	12/12/49	19,150,000	20,562,485
Morgan Stanley Capital I, 2011-C3 A4	4.118%	7/15/49	290,000	300,182
Morgan Stanley Mortgage Loan Trust, 2005-3AR 2A2	2.529%	7/25/35	2,483,532	1,686,159	(a)
Prime Mortgage Trust, 2006-DR1 1A1	5.500%	5/25/35	13,987,932	13,722,469	(d)
Prime Mortgage Trust, 2006-DR1 1A2	6.000%	5/25/35	5,836,662	5,834,759	(d)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	34,139,197	29,995,722	(d)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS -18.0% (continued)
Residential Asset Mortgage Products Inc., 2005-SL2 A4	7.500%	2/25/32	$2,238,158	$2,341,225
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	15,078,827	15,214,220
Structured ARM Loan Trust, 2005-19XS 1A1	0.555%	10/25/35	998,231	598,712	(a)
Structured Asset Securities Corp., 2003-29 1A1	4.750%	9/25/18	9,095,350	9,319,869
Structured Mortgage Asset Residential Trust, 1991-8 E, IO	0.015%	1/25/23	190,000	36	(a)(e)
Wachovia Bank Commercial Mortgage Trust, 2006-C29 A4	5.308%	11/15/48	786,000	837,103
WaMu Mortgage Pass-Through Certificates, 2003-S7 A1	4.500%	8/25/18	1,398,609	1,436,698
Washington Mutual Inc. Pass-Through Certificates, 2005-AR1 A2A1	0.575%	1/25/45	700,299	501,357	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.505%	12/25/45	12,504,154	9,933,737	(a)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 3A2	2.771%	4/25/36	2,200,000	1,705,517	(a)
WF-RBS Commercial Mortgage Trust, 2011-C4 A4	4.902%	6/15/44	1,730,000	1,817,192	(a)(d)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $453,947,429)				417,738,360

CORPORATE BONDS & NOTES - 31.8%
CONSUMER DISCRETIONARY - 3.0%
Automobiles - 0.2%
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	3,980,000	3,881,765	(d)
Daimler Finance NA LLC, Senior Notes	3.875%	9/15/21	420,000	409,722	(d)

Total Automobiles				4,291,487

Hotels, Restaurants & Leisure - 0.2%
Marriott International Inc.	5.810%	11/10/15	4,400,000	4,954,937

Media - 1.8%
CBS Corp.	7.625%	1/15/16	2,750,000	3,224,411
Comcast Corp., Notes	6.500%	1/15/15	800,000	911,775
Comcast Corp., Notes	6.450%	3/15/37	345,000	396,881
Comcast Corp., Senior Notes	6.500%	1/15/17	1,500,000	1,761,776
Comcast Corp., Senior Notes	6.300%	11/15/17	3,120,000	3,647,595
Comcast Corp., Senior Notes	5.650%	6/15/35	3,330,000	3,485,941
Comcast Corp., Senior Notes	6.950%	8/15/37	290,000	347,633
Comcast Corp., Senior Notes	6.400%	3/1/40	1,340,000	1,559,476
News America Inc., Senior Notes	4.500%	2/15/21	60,000	60,279
News America Inc., Senior Notes	6.650%	11/15/37	700,000	769,429
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	4,040,000	5,157,040
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	5,590,000	6,038,726
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	760,000	972,551
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,940,000	2,429,316
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,900,000	1,858,044
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	1,420,000	1,624,081
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	3,740,000	3,832,198
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	380,000	375,595
Time Warner Inc., Senior Notes	4.750%	3/29/21	2,420,000	2,540,995
Time Warner Inc., Senior Notes	6.250%	3/29/41	300,000	342,268

Total Media				41,336,010

Multiline Retail - 0.2%
Target Corp.	4.000%	6/15/13	4,445,000	4,697,067

Specialty Retail - 0.6%
Autozone Inc.	6.950%	6/15/16	5,620,000	6,596,290
Home Depot Inc.	5.250%	12/16/13	2,740,000	2,979,629
Home Depot Inc.	5.400%	3/1/16	4,250,000	4,808,803

Total Specialty Retail				14,384,722

TOTAL CONSUMER DISCRETIONARY				69,664,223

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CONSUMER STAPLES - 1.9%
Beverages - 0.5%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	$4,720,000	$5,499,211
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	1,960,000	2,242,226
Diageo Finance BV	3.250%	1/15/15	4,310,000	4,511,066

Total Beverages				12,252,503

Food & Staples Retailing - 0.5%
CVS Corp., Pass-through Certificates	6.117%	1/10/13	2,603,889	2,708,045	(d)
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	9,049,184	9,523,813

Total Food & Staples Retailing				12,231,858

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	6,610,000	7,480,676

Tobacco - 0.6%
Altria Group Inc., Senior Notes	9.250%	8/6/19	3,180,000	4,168,357
Altria Group Inc., Senior Notes	4.750%	5/5/21	4,350,000	4,499,509
Reynolds American Inc., Senior Notes	7.250%	6/1/12	3,915,000	4,069,639

Total Tobacco				12,737,505

TOTAL CONSUMER STAPLES				44,702,542

ENERGY - 4.4%
Energy Equipment & Services - 0.1%
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	2,950,000	3,377,473

Oil, Gas & Consumable Fuels - 4.3%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	433,000	473,615
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	8,640,000	9,692,559
Apache Corp., Senior Notes	5.100%	9/1/40	3,750,000	4,183,477
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	6,060,000	6,261,677
Conoco Funding Co.	7.250%	10/15/31	350,000	482,053
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	2,350,000	3,128,543
Devon Energy Corp., Senior Notes	5.600%	7/15/41	4,450,000	5,129,947
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	3,350,000	4,405,706
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	8,890,000	8,906,206
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	3,480,000	3,661,666
Gazprom, Loan Participation Notes	6.212%	11/22/16	850,000	856,375	(d)
Hess Corp., Notes	7.875%	10/1/29	1,760,000	2,368,439
Hess Corp., Notes	7.300%	8/15/31	1,915,000	2,448,347
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,940,000	2,267,439
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	2,800,000	2,871,826
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	3,180,000	3,408,305
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	3,020,000	3,019,139
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	13,199,000	14,155,927
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	2,130,000	2,112,960
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	2,720,000	2,951,200
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	2,428,000	2,520,264
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	2,800,000	2,830,800
Shell International Finance BV, Senior Notes	4.375%	3/25/20	3,670,000	4,121,502
Williams Cos. Inc., Debentures	7.500%	1/15/31	4,178,000	4,887,763
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,499,000	1,959,475

Total Oil, Gas & Consumable Fuels				99,105,210

TOTAL ENERGY				102,482,683

FINANCIALS - 14.8%
Capital Markets - 2.4%
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	670,000	415,400	(a)(f)
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	200,000	202,484
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	1,110,000	1,125,371
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	1,760,000	1,814,292
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	190,000	195,527
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	1,600,000	1,662,482
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	10,060,000	9,990,334

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - 2.4% (continued)
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	$810,000	$799,077
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	5,990,000	5,824,784
Goldman Sachs Group Inc., Subordinated Notes	5.625%	1/15/17	8,585,000	8,328,025
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	2,960,000	725,200	(d)(e)(g)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	20,280,000	4,968,600	(d)(e)(g)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	30,520,000	0	(c)(d)(e)(g)(h)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	1,300,000	130	(a)(f)(g)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	29,990,000	14,995	(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	11,920,000	5,960	(g)
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	3,010,000	2,332,241
Morgan Stanley, Medium-Term Notes	0.700%	10/18/16	3,490,000	2,717,087	(a)
Morgan Stanley, Senior Notes	5.500%	7/24/20	2,270,000	2,055,978
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	2,290,000	2,176,231
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	3,940,000	4,169,190
UBS AG, Senior Notes	2.250%	1/28/14	2,810,000	2,738,241
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	3,370,000	3,355,809
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	1,210,000	1,165,102

Total Capital Markets				56,782,540

Commercial Banks - 4.5%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	400,000	220,000	(a)(f)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	2,350,000	2,498,219	(d)
Bank One Corp., Subordinated Notes	5.900%	11/15/11	950,000	954,607
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	230,000	211,600	(d)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	4,750,000	4,359,968	(d)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	5,820,000	5,454,120
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	3,850,000	3,998,833	(d)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	1,290,000	1,339,379	(d)
Credit Agricole SA, Senior Notes	2.625%	1/21/14	1,890,000	1,804,854	(d)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	8,670,000	6,827,625	(a)(d)(f)
Glitnir Banki HF, Notes	6.330%	7/28/11	6,080,000	1,580,800	(d)(e)(g)(i)
Glitnir Banki HF, Notes	6.375%	9/25/12	8,920,000	2,319,200	(d)(e)(g)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	1,600,000	0	(c)(d)(e)(f)(g)(h)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	11,830,000	0	(c)(d)(e)(g)(h)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	3,105,000	1,863,000	(a)(d)(f)
HBOS Treasury Services PLC	5.250%	2/21/17	2,500,000	2,701,152	(d)
HSBC Capital Funding LP, Subordinated Notes	4.610%	6/27/13	1,410,000	1,246,461	(a)(d)(f)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	600,000	525,256	(d)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	17,170,000	1,201,900	(d)(e)(i)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	3,020,000	2,977,493
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	5,230,000	4,469,035	(d)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	6,053,000	7,278,732	(a)(d)(f)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	11,810,000	11,043,496	(a)(d)(f)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	3,300,000	1,584,000	(f)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	4,800,000	4,588,613
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	3,850,000	3,620,771
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	5,800,000	5,378,195	(d)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	4,610,000	4,754,118	(d)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	200,000	206,082	(d)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/17/11	4,800,000	3,936,000	(a)(f)
Wachovia Corp., Senior Notes	5.750%	6/15/17	9,600,000	10,807,171
Wells Fargo & Co.	4.600%	4/1/21	530,000	566,520
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	2,120,000	2,206,127
Wells Fargo Capital X, Capital Securities	5.950%	12/1/86	1,640,000	1,598,085

Total Commercial Banks				104,121,412

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Consumer Finance - 0.9%
American Express Co., Subordinated Debentures	6.800%	9/1/66	$1,350,000	$1,307,813	(a)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	2,740,000	2,965,636
Capital One Financial Corp.	6.150%	9/1/16	2,770,000	2,934,305
HSBC Finance Corp.	7.000%	5/15/12	550,000	566,237
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	3,000,000	2,948,466	(d)
HSBC Finance Corp., Subordinated Notes	6.375%	11/27/12	440,000	456,038
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	11,125,000	8,858,782
Springleaf Finance Corp., Senior Notes	6.900%	12/15/17	350,000	252,000

Total Consumer Finance				20,289,277

Diversified Financial Services - 5.7%
Air 2 US, Notes	8.027%	10/1/19	5,389,753	5,335,855	(d)
Bank of America Corp., Senior Notes	5.000%	5/13/21	4,970,000	4,434,005
Citigroup Inc., Senior Notes	6.000%	12/13/13	8,800,000	9,243,247
Citigroup Inc., Senior Notes	6.375%	8/12/14	2,170,000	2,297,420
Citigroup Inc., Senior Notes	5.500%	10/15/14	860,000	893,497
Citigroup Inc., Senior Notes	6.010%	1/15/15	6,760,000	7,184,420
Citigroup Inc., Senior Notes	5.375%	8/9/20	120,000	124,322
Citigroup Inc., Senior Notes	5.875%	5/29/37	9,500,000	9,081,677
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	2,000,000	1,691,810
General Electric Capital Corp., Notes	5.300%	2/11/21	490,000	508,326
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	21,370,000	21,834,798
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	4,520,000	4,599,331
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	4,620,000	4,794,881
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	600,000	688,645
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	15,440,000	14,513,600	(a)
ILFC E-Capital Trust I	4.580%	12/21/65	10,600,000	7,369,120	(a)(d)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	4,160,000	3,078,400	(a)(d)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	1,260,000	1,260,000	(d)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	4,530,000	4,541,325	(d)
JP Morgan and Co. Inc.	7.140%	2/15/12	2,000,000	2,019,260	(a)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	1,980,000	1,984,693
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	530,000	535,568
JPMorgan Chase & Co., Subordinated Notes	5.750%	1/2/13	3,770,000	3,949,821
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	3,355,000	3,668,370
MassMutual Global Funding II, Senior Secured Notes	5.250%	7/31/18	3,600,000	4,022,266	(d)
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	981,000	990,839	(a)(f)
Patrons’ Legacy	5.775%	12/23/63	5,652,980	5,650,154	(c)(d)
PHH Corp.	7.125%	3/1/13	3,410,000	3,410,000
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	1,360,000	1,349,800	(d)

Total Diversified Financial Services				131,055,450

Insurance - 0.8%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/87	8,390,000	5,810,075
American International Group Inc., Senior Notes	3.750%	11/30/13	1,600,000	1,601,451	(d)
American International Group Inc., Senior Notes	6.400%	12/15/20	870,000	886,347
ASIF Global Financing XIX	4.900%	1/17/13	1,210,000	1,224,874	(d)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	5,560,000	4,928,317
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	2,710,000	3,320,937	(d)

Total Insurance				17,772,001

Real Estate Investment Trusts (REITs) - 0.2%
Health Care Property Investors Inc.	6.450%	6/25/12	3,550,000	3,652,971

Thrifts & Mortgage Finance - 0.3%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	9,290,000	8,198,713

TOTAL FINANCIALS				341,872,364

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
HEALTH CARE - 1.2%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	$2,500,000	$2,830,770

Health Care Providers & Services - 0.7%
AmerisourceBergen Corp.	5.625%	9/15/12	3,520,000	3,661,359
AmerisourceBergen Corp.	5.875%	9/15/15	3,050,000	3,477,665
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	1,580,000	1,668,371
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	600,000	695,297
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	1,750,000	1,998,292
WellPoint Inc., Notes	5.875%	6/15/17	900,000	1,029,511
WellPoint Inc., Notes	7.000%	2/15/19	2,780,000	3,431,240
WellPoint Inc., Senior Notes	3.700%	8/15/21	210,000	211,217

Total Health Care Providers & Services				16,172,952

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	1,170,000	1,214,502

Pharmaceuticals - 0.3%
Pfizer Inc., Senior Notes	7.200%	3/15/39	2,310,000	3,373,369
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	1,580,000	1,930,417	(d)
Wyeth, Notes	5.950%	4/1/37	2,050,000	2,611,842

Total Pharmaceuticals				7,915,628

TOTAL HEALTH CARE				28,133,852

INDUSTRIALS - 2.0%
Aerospace & Defense - 0.3%
Boeing Co., Senior Notes	4.875%	2/15/20	5,060,000	5,773,693
Raytheon Co., Senior Notes	3.125%	10/15/20	1,250,000	1,244,827

Total Aerospace & Defense				7,018,520

Air Freight & Logistics - 0.2%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	4,150,000	4,332,662

Airlines - 0.9%
Continental Airlines Inc.	6.820%	5/1/18	548,237	561,942
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	2,080,950	2,122,569
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	2,285,374	2,308,227
Continental Airlines Inc., Pass-Through Certificates	6.703%	12/15/22	2,543,310	2,606,893
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	3,844,272	3,916,352
Southwest Airlines Co., Notes	5.125%	3/1/17	2,640,000	2,829,642
US Airways Pass-Through Trust	6.850%	1/30/18	6,376,154	6,216,750	(c)

Total Airlines				20,562,375

Building Products - 0.3%
Masco Corp.	7.125%	8/15/13	3,320,000	3,539,708
Masco Corp.	6.125%	10/3/16	4,120,000	4,017,754

Total Building Products				7,557,462

Commercial Services & Supplies - 0.2%
Waste Management Inc.	5.000%	3/15/14	3,440,000	3,737,743
Waste Management Inc.	7.375%	5/15/29	260,000	329,948

Total Commercial Services & Supplies				4,067,691

Machinery - 0.1%
Caterpillar Inc., Senior Notes	3.900%	5/27/21	2,010,000	2,167,807

TOTAL INDUSTRIALS				45,706,517

INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
Motorola Solutions Inc.	8.000%	11/1/11	5,600,000	5,628,050

MATERIALS - 1.1%
Chemicals - 0.0%
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	680,000	762,554

Metals & Mining - 1.1%
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	4,330,000	4,440,138
Corporacion Nacional del Cobre, Senior Notes	4.750%	10/15/14	1,750,000	1,863,909	(d)
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	2,350,000	2,375,845
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	7,510,000	7,384,718

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - 1.1% (continued)
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	$1,150,000	$1,182,845
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	260,000	258,970
Vale Overseas Ltd., Notes	8.250%	1/17/34	775,000	943,950
Vale Overseas Ltd., Notes	6.875%	11/21/36	5,199,000	5,607,636

Total Metals & Mining				24,058,011

TOTAL MATERIALS				24,820,565

TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.9%
AT&T Inc., Global Notes	6.550%	2/15/39	2,160,000	2,558,049
AT&T Inc., Senior Notes	3.875%	8/15/21	1,230,000	1,265,251
AT&T Inc., Senior Notes	5.550%	8/15/41	2,590,000	2,788,441
BellSouth Corp.	5.200%	9/15/14	4,270,000	4,688,610
CenturyTel Inc.	6.000%	4/1/17	4,120,000	4,035,758
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	4,640,000	5,108,881
SBC Communications Inc., Notes	5.100%	9/15/14	4,960,000	5,447,082
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	440,000	431,869
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,790,000	2,598,458
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	90,000	85,462
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	4,428,000	5,280,226
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	5,270,000	7,057,221
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	1,620,000	1,969,057
Verizon Global Funding Corp., Notes	7.375%	9/1/12	5,000	5,286

Total Diversified Telecommunication Services				43,319,651

Wireless Telecommunication Services - 0.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,710,000	3,008,834
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	1,950,000	2,059,200
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	45,000	39,094

Total Wireless Telecommunication Services				5,107,128

TOTAL TELECOMMUNICATION SERVICES				48,426,779

UTILITIES - 1.1%
Electric Utilities - 0.7%
Exelon Corp., Bonds	5.625%	6/15/35	155,000	161,739
FirstEnergy Corp., Notes	6.450%	11/15/11	13,000	13,071
FirstEnergy Corp., Notes	7.375%	11/15/31	7,140,000	8,806,069
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	5,650,000	6,565,825

Total Electric Utilities				15,546,704

Gas Utilities - 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	5,390,000	6,951,100

Multi-Utilities - 0.1%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	2,050,000	2,139,780

TOTAL UTILITIES				24,637,584

TOTAL CORPORATE BONDS & NOTES (Cost - $838,455,775)				736,075,159

MUNICIPAL BONDS - 2.1%
Alabama - 0.0%
Birmingham, AL, Commercial Development Authority Revenue, Civic Center Improvements Project	5.500%	4/1/41	210,000	225,063

California - 0.5%
California State, GO, Build America Bonds	7.300%	10/1/39	3,760,000	4,471,091
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	370,000	400,074
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/35	480,000	509,626
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	1,710,000	2,219,580
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	160,000	166,046

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
California - 0.5% (continued)
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	$2,350,000	$2,809,613

Total California				10,576,030

Georgia - 0.2%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	300,000	311,079
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	2,250,000	2,404,170
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	1,260,000	1,330,862

Total Georgia				4,046,111

Illinois - 0.3%
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	670,000	732,324
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	330,000	363,554
Illinois State, GO	5.665%	3/1/18	2,190,000	2,357,360
Illinois State, GO	5.877%	3/1/19	2,270,000	2,422,839

Total Illinois				5,876,077

Nevada - 0.0%
Clark County, NV, Passenger Facility Charge Revenue, Las Vegas Macarran International Airport	5.250%	7/1/39	390,000	403,139

New York - 0.0%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	730,000	743,016

Ohio - 0.2%
Student Loan Funding Corp., Cincinnati Ohio Student Loan Revenue	0.350%	9/1/47	4,900,000	4,508,000	(a)(j)

Pennsylvania - 0.8%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.064%	5/1/46	12,925,000	12,117,188	(a)(c)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.194%	5/1/46	6,475,000	6,013,656	(a)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.926%	6/1/47	400,000	371,500	(a)

Total Pennsylvania				18,502,344

Texas - 0.1%
Brazos Higher Education Authority Inc., Student Loan Revenue Note	1.726%	6/25/42	3,000,000	2,520,000	(a)

TOTAL MUNICIPAL BONDS (Cost - $44,135,736)				47,399,780

SOVEREIGN BONDS - 0.7%
Mexico - 0.0%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	160,000	178,240
United Mexican States, Medium-Term Notes	7.500%	4/8/33	302,000	399,697

Total Mexico				577,937

Russia - 0.7%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	2,430,000	2,393,550	(d)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	11,914,615	13,388,215	(d)

Total Russia				15,781,765

TOTAL SOVEREIGN BONDS (Cost - $15,469,118)				16,359,702

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 8.2%
U.S. Government Agencies - 4.9%
Federal Home Loan Bank (FHLB), Bonds	0.350%	7/20/12	21,000,000	21,000,147
Federal Home Loan Mortgage Corp. (FHLMC)	5.625%	11/23/35	12,290,000	13,732,084
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	3,315,000	4,926,826

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - 4.9% (continued)
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	$27,330,000	$20,780,284
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	3,135,000	4,294,420
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	2,610,000	2,717,746
Financing Corp. (FICO) Strip	0.000%	4/5/19	1,150,000	993,099
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	5,910,000	5,177,503
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	1,670,000	1,498,192
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	6,280,000	5,587,216
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	10,100,000	8,920,471
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	4,920,000	4,260,567
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	820,000	703,818
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	5,060,000	4,516,161
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	5,990,000	5,290,458
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	310,000	263,140
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	2,450,000	3,713,142
Tennessee Valley Authority, Notes	5.250%	9/15/39	3,550,000	4,547,088

Total U.S. Government Agencies				112,922,362

U.S. Government Obligations - 3.3%
U.S. Treasury Bonds	4.375%	11/15/39	1,710,000	2,198,419
U.S. Treasury Bonds	4.750%	2/15/41	19,260,000	26,316,979
U.S. Treasury Bonds	4.375%	5/15/41	18,125,000	23,415,325
U.S. Treasury Bonds	3.750%	8/15/41	10,710,000	12,468,796
U.S. Treasury Notes	0.500%	5/31/13	420,000	421,772
U.S. Treasury Notes	0.250%	9/15/14	270,000	268,672
U.S. Treasury Notes	1.000%	9/30/16	2,700,000	2,703,996
U.S. Treasury Notes	2.125%	8/15/21	760,000	773,422
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/41	22,040,000	8,915,048

Total U.S. Government Obligations				77,482,429

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $160,103,024)				190,404,791

U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.0%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	31,009,076	38,303,464	(k)
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	15,789,331	18,756,004	(l)
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	9,768,680	12,214,670	(l)

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $55,411,060)				69,274,138

			SHARES
CONVERTIBLE PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA) (Cost - $4,079,485)	5.375%		44	255,200	*

PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA) (Cost - $1,415,120)	7.000%		26,600	73,150	*(a)

		EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT
PURCHASED OPTIONS - 0.1%
Eurodollar Mid Curve 2-Year Futures, Call @ $99.75		12/16/11	350	2,188
Eurodollar Mid Curve 3-Year Futures, Call @ $98.75		12/16/11	350	54,688
Interest rate swaption with Banc of America Securities LLC, Call @ 3.50%		11/3/17	13,800,000	1,216,789

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY		EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT	VALUE
PURCHASED OPTIONS - 0.1% (continued)
Interest rate swaption with Banc of America Securities LLC, Put @ 6.00%		11/3/17	69,100,000	$1,833,133

TOTAL PURCHASED OPTIONS (Cost - $3,223,189)				3,106,798

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $2,406,083,361)				2,323,670,855

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 16.8%
U.S. Government Agencies - 12.7%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.050%	10/5/11	$16,000,000	15,999,956	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.110%	12/15/11	31,000,000	30,998,729	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.054 - 0.120%	1/10/12	3,088,000	3,087,830	(k)(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.130%	2/7/12	70,000,000	69,995,030	(l)(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.050%	2/14/12	1,005,000	1,004,926	(k)(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	2/23/12	15,000,000	14,998,815	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.135%	3/20/12	62,425,000	62,416,198	(m)
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	12/12/11	85,000,000	84,996,685	(m)
Federal National Mortgage Association (FNMA), Discount Notes	0.105%	2/8/12	11,767,000	11,766,164	(m)

Total U.S. Government Agencies (Cost - $295,176,807)				295,264,333

Repurchase Agreements - 4.1%
Barclays Capital Inc. repurchase agreement dated 9/30/11; Proceeds at maturity - $60,000,100; (Fully collateralized by U.S. government obligations, 4.500% due 11/15/15; Market value - $61,046,156)	0.020%	10/3/11	60,000,000	60,000,000
Goldman Sachs & Co. repurchase agreement dated 9/30/11; Proceeds at maturity - $35,039,117; (Fully collateralized by U.S. government agency obligation, 2.375% due 4/11/16; Market value - $36,428,875)	0.040%	10/3/11	35,039,000	35,039,000

Total Repurchase Agreements (Cost - $95,039,000)				95,039,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $390,215,807)				390,303,333

TOTAL INVESTMENTS - 117.2% (Cost - $2,796,299,168#)				2,713,974,188
Liabilities in Excess of Other Assets - (17.2)%				(398,597,118)

TOTAL NET ASSETS - 100.0%				$2,315,377,070

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Illiquid security.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	The coupon payment on these securities is currently in default as of September 30, 2011.

(h)	Value is less than $1.

(i)	The maturity principal is currently in default as of September 30, 2011.

(j)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(l)	All or a portion of this security is held by the custodian as collateral for open swap contracts.

(m)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/19/12	$99.50	399	$104,737
Eurodollar Futures, Call	3/19/12	99.38	209	97,969
Eurodollar Futures, Call	6/18/12	99.63	175	25,156
Eurodollar Futures, Put	3/19/12	99.50	399	192,019
Eurodollar Futures, Put	3/19/12	99.38	209	79,681
Eurodollar Futures, Put	6/18/12	99.63	175	119,219
Eurodollar Mid Curve 2-Year Futures, Call	12/16/11	99.50	350	8,750
Eurodollar Mid Curve 3-Year Futures, Call	12/16/11	99.00	350	17,500
U.S. Treasury 5-Year Notes Futures, Put	11/25/11	121.50	311	85,039
U.S. Treasury 10-Year Notes Futures, Put	11/25/11	128.50	179	139,844
U.S. Treasury 10-Year Notes Futures, Put	11/25/11	126.00	176	49,500

		STRIKE RATE	NOTIONAL PAR
Interest rate swaption with Banc of America Securities LLC, Put	11/2/17	9.50%	55,300,000	$593,979
Interest rate swaption with Banc of America Securities LLC, Put	11/3/17	7.25	55,300,000	1,011,450
Interest rate swaption with Barclays Capital Inc., Call	10/3/13	4.86	31,920,000	6,412,060
Interest rate swaption with Barclays Capital Inc., Put	10/3/13	4.86	31,920,000	326,674
Interest rate swaption with Greenwich Capital Markets Inc., Call	10/2/13	4.97	57,220,000	11,994,037
Interest rate swaption with Greenwich Capital Markets Inc., Put	10/2/13	4.97	57,220,000	538,706
Interest rate swaption with JPMorgan Securities Inc., Call	10/7/13	4.86	25,300,000	5,082,240
Interest rate swaption with JPMorgan Securities Inc., Put	10/7/13	4.86	25,300,000	258,917

TOTAL WRITTEN OPTIONS (Premiums received - $17,025,006)				$27,137,477

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Core Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Mortgage-backed securities	—	$785,410,574	$12,432,000	$797,842,574
Asset-backed securities	—	45,141,203	—	45,141,203
Collateralized mortgage obligations	—	416,869,762	868,598	417,738,360
Corporate bonds & notes	—	724,208,255	11,866,904	736,075,159

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds	—	35,282,592	12,117,188	47,399,780
Sovereign bonds	—	16,359,702	—	16,359,702
U.S. government & agency obligations	—	190,404,791	—	190,404,791
U.S. treasury inflation protected securities	—	69,274,138	—	69,274,138
Convertible preferred stocks	—	255,200	—	255,200
Preferred stocks	—	73,150	—	73,150
Purchased options	$56,876	3,049,922	—	3,106,798

Total long-term investments	$56,876	$2,286,329,289	$37,284,690	$2,323,670,855

Short-term investments†	—	390,303,333	—	390,303,333

Total investments	$56,876	$2,676,632,622	$37,284,690	$2,713,974,188

Other financial instruments:
Futures contracts	$18,336,411	—	—	$18,336,411
Credit default swaps on corporate issues - sell protection	—	$251,921	—	251,921
Credit default swaps on corporate issues - buy protection	—	1,932,772	—	1,932,772
Credit default swaps on credit indices - sell protection‡	—	567,659	—	567,659
Credit default swaps on credit indices - buy protection‡	—	22,149,246	—	22,149,246
Total return swaps	—	19,310	—	19,310

Total other financial instruments	$18,336,411	$24,920,908	—	$43,257,319

Total	$18,393,287	$2,701,553,530	$37,284,690	$2,757,231,507

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$919,414	$26,218,063	—	$27,137,477
Futures contracts	7,868,895	—	—	7,868,895
Interest rate swaps‡	—	9,514,978	—	9,514,978
Credit default swaps on corporate issues - sell protection‡	—	1,690,104	—	1,690,104
Credit default swaps on corporate issues - buy protection	—	41,364	—	41,364
Credit default swaps on credit indices - sell protection‡	—	7,558,268	—	7,558,268
Total return swaps‡	—	409,365	—	409,365

Total	$8,788,309	$45,432,142	—	$54,220,451

†	See Schedule of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	MORTGAGE -BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	CORPORATE BONDS & NOTES	MUNICIPAL BONDS	TOTAL
Balance as of December 31, 2010	—	—	$5,596,420	—	$5,596,420
Accrued premiums/discounts	—	$(3)	(11)	—	(14)
Realized gain (loss)(1)	—	18,417	(20)	—	18,397

Change in unrealized appreciation (depreciation)(2)	—	3	200,785	—	200,788
Net purchases (sales)	$12,432,000	850,181	(147,020)	—	13,135,161
Transfers into Level 3	—	—	6,216,750	$12,117,188	18,333,938
Transfers out of Level 3	—	—	—	—	—

Balance as of September 30, 2011	$12,432,000	$868,598	$11,866,904	$12,117,188	$37,284,690

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2011(2)	—	$3	$200,785	—	$200,788

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities Traded on a When-Issued Basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the

Notes to Schedule of Investments (unaudited) (continued)

purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Futures Contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent

Notes to Schedule of Investments (unaudited) (continued)

payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to

Notes to Schedule of Investments (unaudited) (continued)

pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(k) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(l) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(m) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its

Notes to Schedule of Investments (unaudited) (continued)

trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2011, the Fund held credit default swaps, written options, total return swaps and interest rate swaps with credit related contingent features which had a liability position of $46,351,556. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of September 30, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $17,754,614 which could be used to reduce the required payment.

(o) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$124,355,281
Gross unrealized depreciation	(206,680,261)

Net unrealized depreciation	$(82,324,980)

At September 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	135	3/12	$33,573,251	$33,550,875	$(22,376)
U.S. Treasury Ultra Long-Term Bonds	1,299	12/11	187,841,526	206,053,875	18,212,349

					$18,189,973

Contracts to Sell:
90-Day Eurodollar	135	3/13	33,386,749	33,547,500	(160,751)
U.S. Treasury 2-Year Notes	546	12/11	120,342,039	120,230,907	111,132
U.S. Treasury 5-Year Notes	250	12/11	30,634,024	30,621,094	12,930
U.S. Treasury 10-Year Notes	893	12/11	115,421,512	116,173,719	(752,207)
U.S. Treasury 30-Year Bonds	1,091	12/11	148,670,314	155,603,875	(6,933,561)

					$(7,722,457)

Net unrealized gain on open futures contracts					$10,467,516

During the period ended September 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding December 31, 2010	339,481,740	$16,826,428
Options written	143,207,159	4,170,584
Options closed	(59,602,431)	(1,720,110)
Options exercised	(83,601,394)	(1,333,117)
Options expired	(2,142)	(918,779)

Written options, outstanding September 30, 2011	339,482,932	$17,025,006

At September 30, 2011, the Fund held TBA securities with a total cost of $380,562,090.

At September 30, 2011, the Fund held the following open swap contracts:

Notes to Schedule of Investments (unaudited) (continued)

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡		PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Banc of America Securities LLC	$4,700,000	3/1/13	5.104%	semi-annually	3-Month LIBOR	—	$(302,191)
Banc of America Securities LLC	2,740,000	12/16/13	5.381%	semi-annually	3-Month LIBOR	—	(287,857)
Banc of America Securities LLC	4,400,000	11/10/15	4.864%	semi-annually	3-Month LIBOR	—	(684,363)
Banc of America Securities LLC	2,750,000	1/15/16	5.451%	semi-annually	3-Month LIBOR	—	(508,353)
Banc of America Securities LLC	4,120,000	10/3/16	5.425%	semi-annually	3-Month LIBOR	—	(839,952)
Barclays Capital Inc.	5,600,000	11/1/11	5.439%	semi-annually	3-Month LIBOR	—	(24,934)
Barclays Capital Inc.	3,550,000	6/25/12	5.060%	semi-annually	3-Month LIBOR	—	(118,616)
Barclays Capital Inc.	3,520,000	9/15/12	5.189%	semi-annually	3-Month LIBOR	—	(157,366)
Credit Suisse First Boston Inc.	3,020,000	8/15/13	5.023%	semi-annually	3-Month LIBOR	—	(250,734)
Credit Suisse First Boston Inc.	3,290,000	3/15/14	5.131%	semi-annually	3-Month LIBOR	—	(361,879)
Credit Suisse First Boston Inc.	3,050,000	9/15/15	5.160%	semi-annually	3-Month LIBOR	—	(497,165)
Credit Suisse First Boston Inc.	2,420,000	3/1/17	5.335%	semi-annually	3-Month LIBOR	—	(507,269)
Deutsche Bank AG	5,620,000	6/15/16	5.183%	semi-annually	3-Month LIBOR	—	(1,037,370)
Deutsche Bank AG	4,120,000	4/1/17	5.435%	semi-annually	3-Month LIBOR	—	(894,161)
JPMorgan Chase & Co.	4,270,000	9/15/14	5.000%	semi-annually	3-Month LIBOR	—	(533,896)
JPMorgan Securities Inc.	19,420,000	2/15/41		zero coupon	3-Month LIBOR	$(112,456)	(983,232)
Morgan Stanley & Co. Inc.	2,750,000	3/15/12	4.763%	semi-annually	3-Month LIBOR	—	(54,204)
Morgan Stanley & Co. Inc.	3,400,000	4/30/16	5.189%	semi-annually	3-Month LIBOR	—	(618,066)
RBS Greenwich	4,250,000	3/1/16	5.120%	semi-annually	3-Month LIBOR	—	(740,914)

Total	$86,990,000					$(112,456)	$(9,402,522)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2011[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	$1,700,000	3/20/15	3.70%	2.930% quarterly	$(42,133)	$—	$(42,133)
Deutsche Bank AG (Metlife Inc., 5.000%, due 6/15/15)	5,720,000	6/20/18	3.53%	1.000% quarterly	(795,904)	(229,524)	(566,380)
RBS Greenwich (Bank of America Corp., 6.250%, due 4/15/12)	25,000,000	6/20/12	4.53%	0.720% quarterly	(677,480)	—	(677,480)
RBS Greenwich (Bank of America Corp., 6.250%, due 4/15/12)	9,100,000	9/20/12	4.59%	6.100% quarterly	130,276	—	130,276
RBS Greenwich (Bank of America Corp., 6.250%, due 4/15/12)	9,100,000	9/20/12	4.59%	6.000% quarterly	121,645	—	121,645
RBS Greenwich (Bank of America Corp., 6.250%, due 4/15/12)	10,000,000	9/20/12	4.59%	2.750% quarterly	(174,587)	—	(174,587)

Total	$60,620,000				$(1,438,183)	$(229,524)	$(1,208,659)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC (Home Depot Inc., 5.875%, due 12/16/36)	$2,740,000	12/20/13	0.635% quarterly	$(17,646)	—	$(17,646)
Banc of America Securities LLC (Marriot International Inc., 4.625%, due 6/15/12 )	4,400,000	12/20/15	0.730% monthly	122,106	—	122,106
Banc of America Securities LLC (Masco Corp., 5.875%, due 7/15/12)	4,120,000	12/20/16	1.040% quarterly	685,430	—	685,430
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	3,410,000	3/20/13	1.050% monthly	177,486	—	177,486
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	2,750,000	12/20/15	1.130% quarterly	5,586	—	5,586
Barclays Capital Inc. (AmerisourceBergen Corp., 5.625%, due 9/15/12)	3,520,000	9/20/12	0.500% quarterly	(7,316)	—	(7,316)
Barclays Capital Inc. (Health Care Property Investments Inc., 6.450%, due 6/25/12)	3,550,000	6/20/12	0.630% quarterly	22,869	—	22,869
Barclays Capital Inc. (Motorola Inc., 6.500%, due 9/1/25)	5,600,000	12/20/11	0.320% quarterly	398	—	398
Credit Suisse First Boston Inc. (AmerisourceBergen Corp., 5.875%, due 9/15/15)	3,050,000	9/20/15	0.900% quarterly	(13,332)	—	(13,332)
Credit Suisse First Boston Inc. (Masco Corp., 5.875%, due 7/15/12)	3,320,000	9/20/13	0.750% quarterly	135,424	—	135,424
Credit Suisse First Boston Inc. (Southwest Airlines Co., 5.250%, due 10/1/14)	2,420,000	3/20/17	0.690% quarterly	174,699	—	174,699
Credit Suisse First Boston Inc. (Waste Management Inc., 5.000%, due 3/15/14)	3,290,000	3/20/14	0.490% quarterly	24,986	—	24,986
Deutsche Bank AG (Autozone Inc., 6.950%, due 6/15/16)	5,620,000	6/20/16	0.580% quarterly	15,804	—	15,804
Deutsche Bank AG (CenturyTel Inc., 7.875%, due 8/15/12)	4,120,000	3/20/17	0.890% quarterly	531,746	—	531,746
JPMorgan Chase & Co. (Bell South Corp., 6.000%, due 10/15/11)	4,270,000	9/20/14	0.280% quarterly	3,020	—	3,020
Morgan Stanley & Co. Inc. (Viacom Inc., 6.250%, due 4/30/16)	5,460,000	3/20/12	0.360% quarterly	3,048	—	3,048
Morgan Stanley & Co. Inc. (Weyerhaeuser Co. Note, 7.125%, due 7/15/23)	2,750,000	3/20/12	0.740% quarterly	(3,070)	—	(3,070)
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	4,250,000	3/20/16	0.480% monthly	30,170	—	30,170

Total	$68,640,000			$1,891,408	$—	$1,891,408

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Banc of America Securities LLC (PrimeX.FRM.1)	$9,082,544	7/25/36	4.420% monthly	$567,659	$816,880	$(249,221)
Credit Suisse First Boston Inc. (CMBX NA AM 1)	1,339,000	10/12/52	0.500% monthly	(216,870)	(123,772)	(93,098)
Credit Suisse First Boston Inc. (CMBX NA AM 1)	2,780,000	10/12/52	0.500% monthly	(450,261)	(305,297)	(144,964)
Credit Suisse First Boston Inc. (CMBX NA AM 1)	9,790,000	10/12/52	0.500% monthly	(1,585,630)	(430,098)	(1,155,532)
Deutsche Bank AG (CMBX NA AM 1)	1,330,000	10/12/52	0.500% monthly	(215,413)	(115,896)	(99,517)
Deutsche Bank AG (CMBX.NA.AM.2)	2,300,000	3/15/49	0.500% monthly	(522,412)	(132,518)	(389,894)
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	4,870,000	12/13/49	0.001% monthly	(650,493)	(351,363)	(299,130)
Goldman Sachs Group Inc. (CMBX NA AM 1)	1,180,000	10/12/52	0.500% monthly	(191,118)	(108,708)	(82,410)
Goldman Sachs Group Inc. (CMBX NA AM 1)	1,280,000	10/12/52	0.500% monthly	(207,314)	(102,686)	(104,628)
Goldman Sachs Group, Inc. (CMBX 3 2007-1 AAA)	1,871,000	12/13/49	0.080% monthly	(249,912)	(221,594)	(28,318)
JPMorgan Securities Inc. (CMBX NA AM 1)	3,280,000	10/12/52	0.500% monthly	(531,243)	(330,676)	(200,567)
JPMorgan Securities Inc. (CMBX.NA.AM.2)	3,900,000	3/15/49	0.500% monthly	(885,829)	(224,706)	(661,123)
JPMorgan Securities Inc. (CMBX.NA.AM.3)	3,900,000	12/13/49	0.500% monthly	(1,077,375)	(301,315)	(776,060)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	3,000,000	10/12/52	0.100% monthly	(209,464)	(198,696)	(10,768)
Morgan Stanley & Co. Inc. (CMBX NA AM 3)	1,285,000	12/13/49	0.005% monthly	(354,981)	(162,869)	(192,112)
RBS Securities Inc. (CMBX 1 2006-1 AAA)	3,007,000	10/12/52	0.001% monthly	(209,953)	(114,070)	(95,883)

Total	$54,194,544			$(6,990,609)	$(2,407,384)	$(4,583,225)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Citigroup Global Markets (CMBX 4 2007-2 AAA)	$1,620,000	2/17/51	0.350% monthly	$221,408	$193,901	$27,507
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA)	3,320,000	10/12/52	0.100% monthly	231,807	134,328	97,479
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA)	1,350,000	3/15/49	0.070% monthly	135,241	56,832	78,409
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AJ)	9,900,000	2/17/51	0.960% monthly	5,004,733	1,995,455	3,009,278
Credit Suisse First Boston Inc. (CMBX NA AM 4)	7,900,000	2/17/51	0.500% monthly	2,495,554	736,670	1,758,884
Deutsche Bank AG (CMBX 4 2007-2 AM)	798,000	2/17/51	0.500% monthly	252,083	129,118	122,965
Deutsche Bank AG (CMBX NA AM 4)	1,650,000	2/17/51	0.500% monthly	521,223	339,753	181,470
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA)	9,570,000	10/12/52	0.100% monthly	668,191	501,421	166,770
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA)	2,856,000	10/12/52	0.100% monthly	199,410	117,332	82,078
Goldman Sachs Group Inc. (CMBX 2 2006-2 AAA)	200,000	3/15/49	0.070% monthly	20,036	8,916	11,120
Goldman Sachs Group Inc. (CMBX 4 2007-2 AAA)	1,592,000	2/17/51	0.004% monthly	217,581	122,765	94,816
Goldman Sachs Group Inc. (CMBX 4 2007-2 AJ)	10,000,000	2/17/51	0.960% monthly	5,055,286	2,015,614	3,039,672
Goldman Sachs Group Inc. (CMBX NA AM 4)	1,889,000	2/17/51	0.500% monthly	596,722	374,880	221,842
Goldman Sachs Group Inc. (CMBX NA AM 4)	1,168,000	2/17/51	0.500% monthly	368,963	165,485	203,478
JPMorgan Securities Inc. (CMBX 2 2006-2 AAA)	1,280,000	3/15/49	0.070% monthly	128,229	55,478	72,751
JPMorgan Securities Inc. (CMBX 4 2007-2 AAA)	3,103,000	2/17/51	0.004% monthly	424,091	196,790	227,301
Merrill Lynch & Co. Inc. (CMBX 4 2007-2 AJ)	9,900,000	2/17/51	0.960% monthly	5,004,733	1,995,455	3,009,278
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	5,239,000	10/12/52	0.100% monthly	365,794	274,498	91,296
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	3,411,000	10/12/52	0.100% monthly	238,161	170,255	67,906

Total	$76,746,000			$22,149,246	$9,584,946	$12,564,300

Notes to Schedule of Investments (unaudited) (continued)

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND		PERIODIC PAYMENTS RECEIVED BY THE FUND		UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc.	1,923,334	1/12/39	1-Month LIBOR	‡	IOS.FN30.600.08	‡	—	$(32,131)
Goldman Sachs Group Inc.	3,411,196	1/12/39	1-Month LIBOR	‡	IOS.FN30.600.08	‡	$5,958	(62,945)
Goldman Sachs Group Inc.	3,752,820	1/12/39	1-Month LIBOR	‡	IOS.FN30.550.08	‡	(3,568)	(66,508)
Goldman Sachs Group Inc.	9,507,803	1/12/39	1-Month LIBOR	‡	IOS.FN30.600.08	‡	(1,396)	(157,440)
JPMorgan Securities Inc.	1,220,000	1/1/12	TRX-CMBS	†	TRX-CMBS Reset	†	—	(11,290)
JPMorgan Securities Inc.	4,870,000	1/1/12	TRX-CMBS	†	TRX-CMBS Reset	†	—	(45,066)
Morgan Stanley & Co. Inc.	4,200,000	10/1/11	TRX-CMBS	†	TRX-CMBS Reset	†	—	19,310
Morgan Stanley & Co. Inc.	2,440,000	1/1/12	TRX-CMBS	†	TRX-CMBS Reset	†	—	(22,579)
Morgan Stanley & Co. Inc.	1,340,000	1/1/12	TRX-CMBS	†	TRX-CMBS Reset	†	—	(12,400)

Total	$32,665,153						$994	$(391,049)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

†	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2011.

			Futures Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$3,106,798	($27,137,477)	$18,336,411	($7,868,895)	($9,833,008)	($23,396,171)
Credit Contracts	—	—	—	—	15,539,837	15,539,837

Total	$3,106,798	($27,137,477)	$18,336,411	($7,868,895)	$5,706,829	($7,856,334)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended September 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$3,904,978
Written options	18,810,589
Futures contracts (to buy)	369,239,086
Futures contracts (to sell)	291,699,600

Average Notional Balance
Interest rate swap contracts	$184,594,000
Credit default swap contracts (to buy protection)	166,297,305
Credit default swap contracts (to sell protection)	118,225,202
Total return swap contracts	34,357,200

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 23, 2011

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date:	November 23, 2011